EXHIBIT 99.1

                 Computational Materials filed on May 23, 2005.

                   IndyMac INDX Mortgage Loan Trust 2005-AR12
                       Mortgage Pass-Through Certificates,
                                Series 2005-AR12


                         Preliminary Marketing Materials


                                  $578,866,000
                   (Approximate, subject to +/- 10% Variance)


                                IndyMac MBS, Inc.
                                    Depositor





                             [LOGO] IndyMac Bank(R)
                                 Master Servicer









                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

                               Contact Information





RBS Greenwich Capital
-----------------------------------------------------------------------------------------------------------------------------------
Trading                                       Banking                                  Structuring
-------                                       -------                                  -----------
-------------------------- ------------------ ------------------- -------------------- ------------------------- ------------------
Name/Email                 Phone              Name/Email          Phone                Name/Email                Phone
-------------------------- ------------------ ------------------- -------------------- ------------------------- ------------------
Ron Weibye                 (203) 625-6160     Prue Larocca        (203) 625-3868       Stu Kronick               (203) 625-6160
weibyer@gcm.com                               laroccp@gcm.com                          stuart.kronick@gcm.com
---------------                               ---------------

-------------------------- ------------------ ------------------- -------------------- ------------------------- ------------------
Johan Eveland              (203) 625-6160     Vinu Phillips       (203) 622-5626
Johan.eveland@gcm.com                         philliv@gcm.com
---------------------                         ---------------

-------------------------- ------------------ ------------------- -------------------- ------------------------- ------------------
Jesse Litvak               (203) 625-6160     Michael McKeever    (203) 618-2237
Jesse.litvak@gcm.com                          mckeevm@gcm.com
--------------------                          ---------------
-----------------------------------------------------------------------------------------------------------------------------------




Rating Agencies
--------------------------------------------------------------------------------------------------
Standard and Poor's                              Moody's Investor Service
-------------------                              ------------------------
------------------------------------------------ -------------------------------------------------
Name/Email                     Phone             Name/Email                       Phone
------------------------------ ----------------- -------------------------------- ----------------
Victor Bhagat                  (212) 438-1130    Eric Fellows                     (212) 553-3847
bhagat@sandp.com                                 Eric_fellows@moodys.com
----------------                                 -----------------------
--------------------------------------------------------------------------------------------------


                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Preliminary Term Sheet                               Date Prepared: May 20, 2005

                   IndyMac INDX Mortgage Loan Trust 2005-AR12
              Mortgage Pass-Through Certificates, Series 2005-AR12

             $578,866,000 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

====================================================================================================================================
              Principal Amount      WAL (Yrs)         Pmt Window (Mths)        Interest                             Expected Ratings
   Class        (Approx)/(1)/     Call/ Mat/(2)/         Call/ Mat/(2)/        Rate Type         Tranche Type          S&P/Moody's
   -----        ------------      ------------           ------------          ---------         ------------          -----------
   1-A-1        $568,008,000               Not Marketed Hereby              Floater/(3)/     Super Senior Floater        AAA/Aaa
   2-A-1A       $412,603,000        3.96 / 4.31          1-121 / 1-360        Floater/(4)/   Super Senior Floater        AAA/Aaa
   2-A-1B       $103,151,000        3.96 / 4.31          1-121 / 1-360        Floater/(4)/    Senior Mez Floater         AAA/Aaa
   2-A-2        $63,112,000         3.96 / 4.31          1-121 / 1-360        Floater/(4)/    Senior Mez Floater        AAA/Aaa
  A-X-1/(5)/      Notional                                                     Variable          Senior/NAS IO           AAA/Aaa
  A-X-2/(6)/      Notional                                                     Variable          Senior/WAC IO           AAA/Aaa
  A-PO/(7)/         $100                                                          N/A              Senior/PO             AAA/Aaa
    A-R             $100                   Not Marketed Hereby                 Variable         Senior/Residual          AAA/Aaa
    B-1         $58,125,000                                                  Floater/(8)/    Subordinate Floater         AA/NR
    B-2         $13,750,000                                                  Floater/(8)/    Subordinate Floater          A/NR
    B-3          $9,375,000                                                  Floater/(8)/    Subordinate Floater         BBB/NR
    B-4          $3,125,000                                                  Floater/(8)/    Subordinate Floater         BBB-/NR
------------------------------------------------------------------------------------------------------------------------------------
    B-5          $6,250,000                                                                  Subordinate Floater          BB/NR
    B-6          $7,500,000           Privately Offered Certificates                         Subordinate Floater          B/NR
    B-7          $5,000,800                                                                  Subordinate Floater          NR/NR
====================================================================================================================================
   Total       $1,250,000,000

(1) Distributions on the Class 1-A-1 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2) The WAL and Payment Window for the Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates are shown to the first possible Optional Call Date and to maturity.
(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) 10.50%.
(4) On each Distribution Date, the Certificate Interest Rate for the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) 11.00%.


                          [LOGO] RBS Greenwich Capital

                                       3
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



(5) The Class A-X-1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class A-X-1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class A-X-1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date. The notional balance of the Class A-X-1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in January 2009, the notional balance of the Class A-X-1 Certificates immediately prior to a Distribution Date will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class A-X-1 Certificates.
(6) The Class A-X-2 Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X-2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date [The Class A-X-2 Certificates will receive any prepayment charges collected on the Mortgage Loans.]
(7) The Class A-PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans. The Class A-PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans otherwise allocated to the Class A-X-2 Certificates, as described herein. The Class A-PO will not receive interest distributions.
(8) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call
     Date), (ii) the related Net WAC Cap and (iii) 10.50%.


Depositor:                 IndyMac MBS, Inc.

Underwriter:               Greenwich Capital Markets, Inc. ("RBS Greenwich
                           Capital")

Seller:                    IndyMac Bank, F.S.B.

Master Servicer:           IndyMac Bank, F.S.B.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           S&P and Moody's will rate the Offered Certificates as
                           specified on the prior page.

Cut-off Date:              June 1, 2005.

Expected Pricing Date:     May [20], 2005.

Closing Date:              On or about June 6, 2005.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in July 2005.

                          [LOGO] RBS Greenwich Capital

                                       4
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates:              The "Senior Certificates" will consist of the Class
                           1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-2, Class
                           A-X-1, Class A-X-2 and Class A-PO Certificates
                           (collectively the "Class A Certificates"), and Class
                           A-R Certificate. The Class B-1, Class B-2, Class B-3,
                           Class B-4, Class B-5, Class B-6 and Class B-7
                           Certificates will be referred to herein as the "Subordinate Certificates." The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Class
                           1-A-1, Class 2-A-1A, Class 2-A-1B and Class 2-A-2
                           Certificates and the Subordinate Certificates are referred to herein as the "LIBOR Certificates". The
                           Senior Certificates and the Class B-1, Class B-2,
                           Class B-3 and Class B-4 Certificates (the "Offered
                           Certificates") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the LIBOR
                           Certificates will not include accrued interest
                           (settling flat). The price to be paid by investors for the Class A-X-1 and Class A-X-2 will include 35 days of accrued interest.

Interest Accrual Period:   The interest accrual period with respect to the Class
                           1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-2 and
                           Subordinate Certificates for a given Distribution
                           Date will be the period beginning with the prior
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class A-R, Class A-X-1 and Class A-X-2
                           Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:              The Offered Certificates (other than the Class A-R
                           Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that a portion of the Class A
                           Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates and Class B-1, Class B-2,
                           Class B-3 and Class B-4 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2,
                           Class B-3 or Class B-4 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:           The Senior Certificates and Class B-1 Certificates
                           are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2, Class B-3 and Class B-4 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an option to
                           terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

                           Pricing Prepayment Speed: The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

                          [LOGO] RBS Greenwich Capital

                                       5
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Mortgage Loans:            The "Mortgage Loans" consist of adjustable rate,
                           first lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage
                           Loans are subject to a maximum mortgage rate.








                          [LOGO] RBS Greenwich Capital

                                       6
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                           The "Group 1 Mortgage Loans" consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The "Group 2 Mortgage Loans" consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                           On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $1,250,000,000, the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date is expected to be approximately $619,083,316 and the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date is expected to be approximately $630,916,684.

Credit Enhancement:        Senior/subordinate, shifting interest structure.  The
                           credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially [8.25]% total subordination.


                          [LOGO] RBS Greenwich Capital

                                       7
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Shifting Interest:         Until the Distribution Date occurring in July 2015,
                           the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                           Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                           Periods:                             Unscheduled Principal Payments (%)
                           --------                             ----------------------------------
                           July 2005 - June 2015                   0% Pro Rata Share
                           July 2015 - June 2016                  30% Pro Rata Share
                           July 2016 - June 2017                  40% Pro Rata Share
                           July 2017 - June 2018                  60% Pro Rata Share
                           July 2018 - June 2019                  80% Pro Rata Share
                           July 2019 and after                   100% Pro Rata Share

                           However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.


                           Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                           Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.


                          [LOGO] RBS Greenwich Capital

                                       8
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Allocation of
Realized Losses:           Any realized losses (inclusive of bankruptcy,
                           special hazard and fraud losses) on the Mortgage
                           Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class A-X-1 Certificates) as follows:
                           (a)      any realized losses remaining on the Group 1
                                    Mortgage Loans pro rata, to the Class 1-A-1
                                    Certificates and the group 1 principal only component of the Class A-PO Certificates, until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class 1-A-1 Certificates will instead be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero.
                           (b)      Any realized losses remaining on the Group 2
                                    Mortgage Loans pro rata, to the Class
                                    2-A-1A, Class 2-A-1B and Class 2-A-2
                                    Certificates and the group 2 principal only component of the Class A-PO Certificates until the related class principal balance or component principal balance has been reduced to zero, provided however that realized losses otherwise allocable to the Class 2-A-1A Certificates will instead be allocated to the Class 2-A-1B Certificates, until its class principal balance has been reduced to zero.

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage
                           Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1 Certificates is
                           equal to (x) the weighted average of the Net Mortgage
                           Rates of the Mortgage Loans less (y) the Certificate
                           Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class A-X-1
                           Certificates immediately prior to such Distribution
                           Date divided by (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans less (y) the Certificate Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Carryover Shortfall
Amount: The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class A-X-2 Certificates) and additionally only in the case of the Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates, amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.



                          [LOGO] RBS Greenwich Capital

                                       9
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Adjusted Cap Rate:         The "Adjusted Cap Rate" for the Class 1-A-1, Class
                           2-A-1A, Class 2-A-1B, Class 2-A-2 Certificates and
                           Subordinate Certificates and for any Distribution
                           Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such
                           Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Class A-X-2
                           Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X-1 and Class A-X-2 Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class 2-A-2 and Subordinate Certificates.

Net Deferred Interest:     The "Net Deferred Interest" for a Distribution Date
                           is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                           For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of
                           (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each Class of Certificates (other than the Class A-X-1 Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable component of the Class A-PO Certificates in the case of the Class A-X-2 Certificates).



                          [LOGO] RBS Greenwich Capital

                                       10
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Class A-X-1 Notional
Balance Schedules:
             -------------------------------------------------------------------
                                        Group 1 Component     Group 2 Component
                               Period   Notional Balance      Notional Balance
             -------------------------------------------------------------------
                                    1     $568,008,000          $578,866,000
                                    2     $546,590,698          $557,127,521
                                    3     $526,372,147          $536,471,528
                                    4     $506,840,302          $516,518,547
                                    5     $487,971,753          $497,244,567
                                    6     $469,743,892          $478,626,403
                                    7     $452,134,882          $460,641,663
                                    8     $435,123,635          $443,267,911
                                    9     $418,689,083          $426,484,897
                                   10     $402,812,229          $410,272,692
                                   11     $387,473,610          $394,610,820
                                   12     $372,649,086          $379,472,600
                                   13     $358,255,928          $364,773,461
                                   14     $344,335,006          $350,564,267
                                   15     $330,889,258          $336,841,097
                                   16     $317,902,412          $323,587,276
                                   17     $305,358,751          $310,786,702
                                   18     $293,243,102          $298,423,826
                                   19     $281,540,809          $286,483,634
                                   20     $270,237,723          $274,951,064
                                   21     $259,319,690          $263,812,562
                                   22     $248,773,985          $253,054,778
                                   23     $239,454,771          $243,550,065
                                   24     $230,464,010          $234,379,567
                                   25     $221,748,676          $225,489,102
                                   26     $213,334,662          $216,910,927
                                   27     $205,223,545          $208,642,245
                                   28     $197,404,657          $200,672,134
                                   29     $189,867,702          $192,990,056
                                   30     $182,602,743          $185,585,837
                                   31     $175,600,191          $178,449,664
                                   32     $168,850,791          $171,571,709
                                   33     $162,345,304          $164,943,110
                                   34     $156,075,408          $158,555,153
                                   35     $150,032,582          $152,398,889
                                   36     $144,206,273          $146,462,676
                                   37     $138,560,466          $140,709,726
                                   38     $133,791,492          $135,855,012
                                   39     $129,187,097          $131,168,197
                                   40     $124,741,588          $126,643,461
                                   41     $120,449,468          $122,275,188
                                   42     $116,305,431          $118,057,954
                    43 and thereafter          $0                    $0
             -------------------------------------------------------------------


                          [LOGO] RBS Greenwich Capital

                                       11
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into
                           "Yield Maintenance Agreements", or "YMAs", with a counterparty (the "Counterparty") for the benefit of the Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class
                           2-A-2 Certificates. The notional balance of each YMA for any Distribution Date is subject to a maximum equal to the aggregate principal balance of the related class or classes of certificates immediately prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds
                           [10.50]% in the case of the Class 1-A-1 Certificates and [11.00]% in the case of the Class 2-A-1A, Class
                           2-A-1B and Class 2-A-2 Certificates. Each Yield
                           Maintenance Agreement will terminate after the Distribution Date in October 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the related class or classes of Certificates
                           (allocated pro rata based on class principal balance), as applicable.



                          [LOGO] RBS Greenwich Capital

                                       12
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Certificates Priority of
Distributions:             Available  funds from the Mortgage Loans will be
                           distributed in the following order of priority:
                           1)  Senior Certificates (other than the Class A-PO
                               Certificates), accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X-2 Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class A-X-2 Certificates);
                           2)
                               a) from the Group 1 Mortgage Loans, first to the
                                  Class A-R Certificates, second, to the Class
                                  1-A-1 Certificates and third, to the group 1 component of the Class A-PO Certificates, sequentially, until the principal balance of such Class (or the related component in the case of the Class A-PO Certificates) has been reduced to zero, up to the principal allocable for such classes;
                               b) from the Group 2 Mortgage Loans, first,
                                  pro-rata to the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 component of the Class A-PO Certificates, until the principal balance of the related component of the Class A-PO Certificates has been reduced to zero, up to the principal allocable for such classes;
                           3)  Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class
                               2-A-2 and Subordinate Certificates (on a pro rata basis based on the related unpaid Carryover Shortfall Amount), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their related YMA in the case of the Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates) from amounts otherwise distributable with respect to the Class A-X-2 Certificates;
                           4)  Class B-1 Certificates, accrued and unpaid
                               interest at the Class B-1 Certificate Interest Rate;
                           5)  Class B-1 Certificates, principal allocable to
                               such Class;
                           6)  Class B-2 Certificates, accrued and unpaid
                               interest at the Class B-2 Certificate Interest Rate;
                           7)  Class B-2 Certificates, principal allocable to
                               such Class;
                           8)  Class B-3 Certificates, accrued and unpaid
                               interest at the Class B-3 Certificate Interest Rate;
                           9)  Class B-3 Certificates, principal allocable to
                               such Class;
                           10) Class B-4 Certificates, accrued and unpaid
                               interest at the Class B-4 Certificate Interest Rate;
                           11) Class B-4 Certificates, principal allocable to
                               such Class;
                           12) Class B-5, Class B-6 and Class B-7 Certificates,
                               in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                           13) Class A-R Certificate, any remaining amount.

                           * The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

                           **  Under certain limited circumstances such as when
                               (i) the aggregate principal balance of the Class A Certificates and component of the Class A-PO Certificates related to a group have been reduced to zero or (ii) the aggregate principal balance of the Class A Certificates and component of the Class A-PO Certificates related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and component of the Class A-PO Certificates.



                          [LOGO] RBS Greenwich Capital

                                       13
________________________________________________________________________________

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                          [LOGO] RBS Greenwich Capital

                                       14
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
         GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          Effective Net WAC Cap/(1)(2)/



The Effective Net WAC Cap for the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates will be equal to 11.00% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.
(2)  Assumes proceeds from the related Yield Maintenance Agreement are included.






























                          [LOGO] RBS Greenwich Capital

                                                                              15
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
         GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                          Weighted Average Life Tables

       Class 2-A-1A To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     7.61             5.29            3.96             2.51            1.76
        MDUR (yr)                    6.22             4.55            3.51             2.31            1.65
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 219             159              121              79              56
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------

       Class 2-A-1A To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     8.01             5.69            4.31             2.74            1.91
        MDUR (yr)                    6.41             4.77            3.73             2.48            1.77
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------


       Class 2-A-1B To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     7.61             5.29            3.96             2.51            1.76
        MDUR (yr)                    6.19             4.53            3.50             2.30            1.65
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 219             159              121              79              56
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------

       Class 2-A-1B To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     8.01             5.69            4.31             2.74            1.91
        MDUR (yr)                    6.38             4.75            3.72             2.47            1.77
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------



                          [LOGO] RBS Greenwich Capital

                                                                              16
________________________________________________________________________________

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
         GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          Weighted Average Life Tables

       Class 2-A-2 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     7.61             5.29            3.96             2.51            1.76
        MDUR (yr)                    6.19             4.53            3.50             2.30            1.65
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 219             159              121              79              56
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------

       Class 2-A-2 To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     8.01             5.69            4.31             2.74            1.91
        MDUR (yr)                    6.38             4.75            3.72             2.47            1.77
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------













                          [LOGO] RBS Greenwich Capital

                                                                              17
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                         Total Mortgage Loan Statistics
                             As of the Cut-off Date
                                                                                                     Minimum           Maximum
                                                                                                     -------           -------
Scheduled Principal Balance                                    $1,052,029,688                        $52,200        $2,000,000
Average Scheduled Principal Balance                                  $319,669
Number of Mortgage Loans                                                3,291

Weighted Average Gross Coupon                                          4.768%                         1.000%            7.129%
Weighted Average FICO Score                                               708                            620               819
Weighted Average Combined Original LTV                                 73.08%                         17.06%            95.00%

Weighted Average Original Term                                     360 months                     360 months        360 months
Weighted Average Stated Remaining Term                             359 months                     351 months        360 months
Weighted Average Seasoning                                         1   months                     0   months        9   months

Weighted Average Gross Margin                                          2.986%                         1.950%            4.625%
Weighted Average Minimum Interest Rate                                 2.986%                         1.950%            4.625%
Weighted Average Maximum Interest Rate                                 9.950%                         8.950%           10.950%


Weighted Average Months to Roll                                    1   months                     1   months        1   months

Weighted Average Neg Am Limit                                            110%                           110%              110%
Weighted Average Payment Cap                                           7.500%                         7.500%            7.500%
Weighted Average Recast                                             60 months                      60 months         60 months

Maturity Date                                                                                    Sep  1 2034       Jun  1 2035
Maximum Zip Code Concentration                                          0.40%                          94513

ARM                                                                   100.00%  Cash Out Refinance                       60.50%
                                                                               Purchase                                 25.74%
1 YR MTA Neg Am                                                       100.00%  Rate/Term Refinance                      13.77%

Not Interest Only                                                     100.00%  Single Family                            64.29%
                                                                               PUD                                      19.24%
Prepay Penalty: 36 months                                              72.30%  Condominium                              10.24%
Prepay Penalty:  0 months                                              16.99%  Two-Four Family                           5.23%
Prepay Penalty: 12 months                                               8.00%  Townhouse                                 1.01%
Prepay Penalty: 24 months                                               2.72%
                                                                               Primary                                  94.58%
First Lien                                                            100.00%  Investor                                  3.55%
                                                                               Second Home                               1.87%
Stated Documentation                                                   61.00%
No Income / No Asset                                                   19.43%  Top 5 States:
Full/Alternate                                                         17.34%  California                               50.05%
Fast Forward                                                            2.24%  Florida                                   9.03%
                                                                               New Jersey                                6.42%
                                                                               New York                                  5.19%
                                                                               Virginia                                  4.44%

                                                                              18

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Current Principal Balance                 Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
   50,000.01 -   100,000.00                  98      8,080,535.35      0.77%      4.705          359        67.61        720
  100,000.01 -   150,000.00                 302     38,447,718.32      3.65%      4.733          359        72.22        710
  150,000.01 -   200,000.00                 458     80,556,453.04      7.66%      4.628          359        70.49        710
  200,000.01 -   250,000.00                 436     99,047,055.45      9.41%      4.702          359        72.45        704
  250,000.01 -   300,000.00                 481    133,298,206.78     12.67%      4.707          359        73.44        706
  300,000.01 -   350,000.00                 363    118,248,295.33     11.24%      4.600          359        73.91        708
  350,000.01 -   400,000.00                 350    131,815,231.56     12.53%      4.860          359        74.69        706
  400,000.01 -   450,000.00                 227     96,898,784.93      9.21%      4.647          359        74.81        704
  450,000.01 -   500,000.00                 188     89,939,701.30      8.55%      4.909          359        75.68        709
  500,000.01 -   550,000.00                 107     56,105,078.58      5.33%      4.840          359        74.46        703
  550,000.01 -   600,000.00                  93     53,405,892.80      5.08%      4.964          359        75.35        707
  600,000.01 -   650,000.00                  84     53,265,886.18      5.06%      5.057          359        73.97        701
  650,000.01 -   700,000.00                  20     13,641,459.78      1.30%      4.433          359        69.09        709
  700,000.01 -   750,000.00                  20     14,625,721.88      1.39%      4.793          359        71.44        728
  750,000.01 -   800,000.00                  13     10,107,374.84      0.96%      5.297          359        64.82        736
  800,000.01 -   850,000.00                  10      8,287,514.29      0.79%      5.267          359        65.84        712
  850,000.01 -   900,000.00                   2      1,757,000.00      0.17%      3.465          360        68.82        695
  900,000.01 -   950,000.00                   9      8,334,310.56      0.79%      5.387          359        71.14        729
  950,000.01 - 1,000,000.00                  10      9,860,664.99      0.94%      4.427          359        62.97        742
1,000,000.01+                                20     26,306,802.28      2.50%      4.749          359        61.34        729
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Current Gross Rate                        Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
 1.000 - 1.499                              533    160,757,299.00     15.28%      1.000          360        72.49        703
 2.000 - 2.499                               55     10,159,872.00      0.97%      2.000          360        77.08        709
 4.000 - 4.499                                1        838,174.29      0.08%      4.454          357        70.00        728
 4.500 - 4.999                              184     78,287,571.07      7.44%      4.782          359        69.56        721
 5.000 - 5.499                            1,251    426,454,084.46     40.54%      5.267          359        72.85        713
 5.500 - 5.999                              780    234,972,166.17     22.34%      5.691          359        73.66        704
 6.000 - 6.499                              459    130,950,511.27     12.45%      6.182          359        75.17        697
 6.500 - 6.999                               27      9,467,909.98      0.90%      6.614          359        75.71        687
 7.000 - 7.499                                1        142,100.00      0.01%      7.129          359        70.00        620
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708


                                                                              19

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
FICO                                      Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
600-624                                      48     14,994,185.61      1.43%      4.571          359        70.81        622
625-649                                     280     88,598,537.45      8.42%      4.877          359        73.31        638
650-674                                     562    178,768,240.94     16.99%      4.731          359        74.26        664
675-699                                     662    208,808,477.34     19.85%      4.759          359        74.05        687
700-724                                     582    183,743,887.86     17.47%      4.694          359        73.76        711
725-749                                     443    150,106,335.97     14.27%      4.773          359        72.83        737
750-774                                     405    129,874,816.34     12.35%      4.944          359        70.87        762
775-799                                     260     84,097,373.82      7.99%      4.625          359        71.42        786
800+                                         47     12,631,112.91      1.20%      4.990          359        68.50        807
None                                          2        406,720.00      0.04%      6.277          359        74.84          0
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Combined Original LTV                     Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
  0.01- 49.99                               165     44,623,850.13      4.24%      4.309          359        40.76        719
 50.00- 54.99                                79     23,748,722.56      2.26%      4.516          359        52.36        725
 55.00- 59.99                               135     40,507,065.15      3.85%      4.694          359        57.46        718
 60.00- 64.99                               178     62,967,112.78      5.99%      4.815          359        62.41        719
 65.00- 69.99                               266     89,524,472.83      8.51%      4.781          359        67.73        716
 70.00- 74.99                               432    145,119,419.28     13.79%      4.902          359        72.36        702
 75.00- 79.99                               769    250,726,094.60     23.83%      4.720          359        76.81        699
 80.00                                    1,188    375,929,106.64     35.73%      4.816          359        80.00        709
 80.01- 84.99                                15      4,037,032.33      0.38%      5.015          359        83.66        680
 85.00- 89.99                                23      6,222,051.15      0.59%      5.059          359        85.94        709
 90.00- 94.99                                26      5,397,977.50      0.51%      4.206          359        91.01        695
 95.00- 99.99                                15      3,226,783.29      0.31%      4.627          359        95.00        691
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708


                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Original Term (months)                    Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
360                                       3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708


                                                                              20

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Stated Remaining Term (months)            Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
301-354                                       5      2,011,951.14      0.19%      5.776          353        77.82        671
355-357                                      41     13,661,726.90      1.30%      5.391          356        72.36        709
358-360                                   3,245  1,036,356,010.20     98.51%      4.757          359        73.08        708
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Debt Ratio                                Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
 0.01 -20.00                                111     33,291,303.41      3.16%      4.617          359        70.94        726
20.01 -25.00                                211     58,454,850.27      5.56%      4.646          359        71.68        712
25.01 -30.00                                409    119,961,892.28     11.40%      4.724          359        73.97        708
30.01 -35.00                                851    279,211,492.83     26.54%      4.791          359        74.05        708
35.01 -40.00                                961    320,222,185.24     30.44%      4.757          359        75.65        699
40.01 -45.00                                 71     29,214,354.78      2.78%      4.883          359        73.40        702
45.01 -50.00                                 18      6,423,187.99      0.61%      5.289          359        77.06        718
50.01 -55.00                                  2        855,000.00      0.08%      5.189          359        74.78        694
None                                        657    204,395,421.44     19.43%      4.803          359        67.79        718
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
FRM/ARM                                   Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
ARM                                       3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Product                                   Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
1 YR MTA Neg Am                           3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Silent 2nd                                Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
No Silent Second                          2,684    852,454,576.48     81.03%      4.776          359        72.44        707
Silent Second                               607    199,575,111.76     18.97%      4.732          359        75.83        711
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                              21

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
Prepayment Penalty Original Term           # of         Principal       Curr      Gross    Remaining     Combined    Average
(months)                                  Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Prepay Penalty:  0 months                   472    178,696,480.30     16.99%      4.632          359        71.83        716
Prepay Penalty: 12 months                   210     84,188,356.95      8.00%      4.803          359        73.20        712
Prepay Penalty: 24 months                    81     28,564,524.17      2.72%      4.802          359        74.48        703
Prepay Penalty: 36 months                 2,528    760,580,326.82     72.30%      4.794          359        73.31        706
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Lien                                      Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
First Lien                                3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Documentation Type                        Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Stated Documentation                      1,913    641,692,322.13     61.00%      4.728          359        74.02        702
No Income / No Asset                        657    204,395,421.44     19.43%      4.803          359        67.79        718
Full/Alternate                              635    182,401,436.58     17.34%      4.860          359        76.16        711
Fast Forward                                 86     23,540,508.09      2.24%      4.829          359        69.60        752
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Loan Purpose                              Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Cash Out Refinance                        2,037    636,447,132.83     60.50%      4.768          359        71.19        704
Purchase                                    779    270,752,407.95     25.74%      4.728          359        78.06        719
Rate/Term Refinance                         475    144,830,147.46     13.77%      4.840          359        72.09        704
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Property Type                             Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Single Family                             2,087    676,305,225.45     64.29%      4.770          359        72.50        707
PUD                                         596    202,380,877.58     19.24%      4.744          359        74.54        709
Condominium                                 395    107,702,064.06     10.24%      4.736          359        75.25        715
Two-Four Family                             173     55,025,802.24      5.23%      4.887          359        70.83        707
Townhouse                                    40     10,615,718.91      1.01%      4.783          359        72.42        707
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708


                                                                              22

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Occupancy Status                          Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Primary                                   3,046    995,020,096.39     94.58%      4.757          359        73.18        707
Investor                                    169     37,379,591.18      3.55%      5.129          359        70.92        725
Second Home                                  76     19,630,000.67      1.87%      4.609          359        72.39        731
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708


















                                                                              23

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
State                                     Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Alabama                                       4        449,760.00      0.04%      3.245          360        83.69        739
Alaska                                        2        364,000.00      0.03%      5.385          359        80.00        735
Arizona                                      81     18,237,727.26      1.73%      4.791          359        74.82        709
Arkansas                                      2        273,400.00      0.03%      5.258          359        89.63        727
California                                1,363    526,522,262.39     50.05%      4.928          359        72.36        710
Colorado                                     61     17,366,365.83      1.65%      4.868          359        75.52        710
Connecticut                                  33     11,386,196.58      1.08%      4.841          359        71.20        709
Delaware                                     11      2,647,900.00      0.25%      5.671          359        74.46        704
District of Columbia                          7      2,803,950.00      0.27%      4.595          359        75.67        684
Florida                                     386     95,002,363.78      9.03%      4.498          359        74.52        707
Georgia                                      34      8,284,670.59      0.79%      3.675          359        77.91        709
Hawaii                                       18      9,625,546.55      0.91%      4.751          359        65.84        690
Idaho                                         4      1,107,550.00      0.11%      5.291          359        73.66        671
Illinois                                     61     15,600,628.54      1.48%      4.442          359        75.96        696
Indiana                                       6      1,138,650.00      0.11%      5.916          359        77.39        712
Kansas                                       11      1,612,497.96      0.15%      4.845          359        79.60        716
Kentucky                                      7        998,979.99      0.09%      4.668          359        66.81        706
Louisiana                                     2        412,567.71      0.04%      4.756          358        79.73        697
Maine                                         7      2,187,000.00      0.21%      3.971          359        68.78        703
Maryland                                     87     26,154,238.86      2.49%      4.319          359        73.30        701
Massachusetts                                79     24,231,023.14      2.30%      4.319          359        71.44        703
Michigan                                     45      9,455,189.95      0.90%      5.044          359        75.99        704
Minnesota                                    54     14,444,009.79      1.37%      5.212          359        72.09        711
Mississippi                                   1        163,000.00      0.02%      5.854          359        42.24        676
Missouri                                     18      3,105,520.00      0.30%      4.630          359        77.73        736
Montana                                       1        540,000.00      0.05%      5.154          359        80.00        743
Nebraska                                      5      1,035,900.00      0.10%      3.869          359        78.69        687
Nevada                                       86     24,610,728.68      2.34%      4.504          359        73.83        702
New Hampshire                                 8      2,631,032.74      0.25%      4.086          359        76.47        723
New Jersey                                  232     67,487,705.77      6.42%      4.472          359        73.18        699
New Mexico                                    5      1,021,500.00      0.10%      5.407          359        77.74        742
New York                                    160     54,635,495.24      5.19%      4.586          359        71.05        711
North Carolina                                7      1,245,510.00      0.12%      4.606          359        78.44        682
North Dakota                                  1        127,899.98      0.01%      5.954          358        80.00        675
Ohio                                         20      4,495,064.05      0.43%      4.196          359        70.13        729
Oklahoma                                      2        151,042.67      0.01%      3.331          359        80.00        719
Oregon                                       20      5,961,647.23      0.57%      5.314          359        75.62        714
Pennsylvania                                 39      9,332,958.81      0.89%      4.702          359        70.51        709
Rhode Island                                 27      5,743,732.00      0.55%      4.438          359        73.20        699
South Carolina                               11      1,737,494.41      0.17%      3.710          359        75.51        731
Tennessee                                     7      1,017,351.29      0.10%      4.611          359        73.17        732
Texas                                        27      6,636,660.52      0.63%      5.101          359        77.01        742
Utah                                         27      4,593,225.00      0.44%      4.255          359        78.91        716
Vermont                                       1        240,000.00      0.02%      5.454          359        61.54        767
Virginia                                    147     46,665,777.80      4.44%      4.847          359        75.76        701
Washington                                   61     15,835,770.24      1.51%      4.920          359        76.07        718
West Virginia                                 1        349,308.00      0.03%      5.654          359        80.00        675
Wisconsin                                    11      2,299,932.33      0.22%      5.036          359        78.53        708
Wyoming                                       1         58,952.56      0.01%      5.479          359        65.72        756
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708


                                                                              24

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Gross Margin                              Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
 1.500 - 1.999                                1        838,174.29      0.08%      4.454          357        70.00        728
 2.000 - 2.499                              199     83,271,471.07      7.92%      4.556          359        69.32        721
 2.500 - 2.999                            1,497    502,332,464.46     47.75%      4.628          359        72.73        713
 3.000 - 3.499                            1,076    317,048,547.17     30.14%      4.497          359        73.62        702
 3.500 - 3.999                              488    138,336,621.27     13.15%      5.909          359        75.22        695
 4.000 - 4.499                               29     10,060,309.98      0.96%      6.303          359        75.69        688
 4.500 - 4.999                                1        142,100.00      0.01%      7.129          359        70.00        620
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Minimum Interest Rate                     Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
 1.500 - 1.999                                1        838,174.29      0.08%      4.454          357        70.00        728
 2.000 - 2.499                              199     83,271,471.07      7.92%      4.556          359        69.32        721
 2.500 - 2.999                            1,497    502,332,464.46     47.75%      4.628          359        72.73        713
 3.000 - 3.499                            1,076    317,048,547.17     30.14%      4.497          359        73.62        702
 3.500 - 3.999                              488    138,336,621.27     13.15%      5.909          359        75.22        695
 4.000 - 4.499                               29     10,060,309.98      0.96%      6.303          359        75.69        688
 4.500 - 4.999                                1        142,100.00      0.01%      7.129          359        70.00        620
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Maximum Interest Rate                     Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
 8.500 - 8.999                                1        404,532.33      0.04%      5.404          359        83.51        642
 9.500 - 9.999                            3,289  1,051,395,704.01     99.94%      4.767          359        73.08        708
10.500 -10.999                                1        229,451.90      0.02%      5.954          358        70.77        663
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708

                                                                                           Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Neg Amort Limit                           Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
110.000                                   3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
Total                                     3,291  1,052,029,688.24    100.00%      4.768          359        73.08        708


                                                                              25

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                Group I Mortgage Loan Statistics
                                                     As of the Cut-off Date
                                                                                                     Minimum           Maximum
                                                                                                     -------           -------

                                                                                                   Minimum               Maximum
Scheduled Principal Balance                                     $521,035,222                       $52,200              $648,000
Average Scheduled Principal Balance                                 $231,674
Number of Mortgage Loans                                               2,249

Weighted Average Gross Coupon                                         4.690%                        1.000%                7.129%
Weighted Average FICO Score                                              707                           620                   819
Weighted Average Combined Original LTV                                72.77%                        17.06%                95.00%

Weighted Average Original Term                                    360 months                    360 months            360 months
Weighted Average Stated Remaining Term                            359 months                    354 months            360 months
Weighted Average Seasoning                                        1   months                    0   months            6   months

Weighted Average Gross Margin                                         3.053%                        2.000%                4.625%
Weighted Average Minimum Interest Rate                                3.053%                        2.000%                4.625%
Weighted Average Maximum Interest Rate                                9.950%                        9.850%               10.950%


Weighted Average Months to Roll                                   1   months                    1   months            1   months

Weighted Average Neg Am Limit                                           110%                          110%                  110%
Weighted Average Payment Cap                                          7.500%                        7.500%                7.500%
Weighted Average Recast                                            60 months                     60 months             60 months

Maturity Date                                                                                  Dec  1 2034           Jun  1 2035
Maximum Zip Code Concentration                                         0.40%                         90042

ARM                                                                  100.00%  Cash Out Refinance                          65.19%
                                                                              Purchase                                    21.89%
1 YR MTA Neg Am                                                      100.00%  Rate/Term Refinance                         12.92%

Not Interest Only                                                    100.00%  Single Family                               60.43%
                                                                              PUD                                         17.19%
Prepay Penalty: 36 months                                             80.29%  Condominium                                 12.06%
Prepay Penalty:  0 months                                             12.87%  Two-Four Family                              9.12%
Prepay Penalty: 12 months                                              4.76%  Townhouse                                    1.20%
Prepay Penalty: 24 months                                              2.09%
                                                                              Primary                                     91.79%
First Lien                                                           100.00%  Investor                                     5.44%
                                                                              Second Home                                  2.77%
Stated Documentation                                                  56.03%
No Income / No Asset                                                  21.46%  Top 5 States:
Full/Alternate                                                        19.85%  California                                  35.58%
Fast Forward                                                           2.66%  Florida                                     12.37%
                                                                              New Jersey                                   8.63%
                                                                              New York                                     6.56%
                                                                              Virginia                                     4.67%


                                                                              26

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                            Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Current Principal Balance                 Loans           Balance   Prin Bal     Coupon         Term     Orig LTV       FICO
---------------------------------------- ------- ----------------- ---------- ---------- ------------ ------------ ----------
   50,000.01 -   100,000.00                 98    8,080,535.35      1.55%      4.705          359         67.61         720
  100,000.01 -   150,000.00                302   38,447,718.32      7.38%      4.733          359         72.22         710
  150,000.01 -   200,000.00                457   80,359,733.04     15.42%      4.624          359         70.47         710
  200,000.01 -   250,000.00                435   98,837,055.45     18.97%      4.699          359         72.46         704
  250,000.01 -   300,000.00                481  133,298,206.78     25.58%      4.707          359         73.44         706
  300,000.01 -   350,000.00                363  118,248,295.33     22.69%      4.600          359         73.91         708
  350,000.01 -   400,000.00                 84   30,442,224.66      5.84%      4.805          359         74.08         702
  400,000.01 -   450,000.00                 18    7,708,473.33      1.48%      4.900          359         75.08         700
  450,000.01 -   500,000.00                  6    2,825,403.79      0.54%      5.590          359         68.98         740
  500,000.01 -   550,000.00                  2    1,014,576.43      0.19%      5.857          358         75.20         661
  550,000.01 -   600,000.00                  2    1,125,000.00      0.22%      5.654          359         75.00         742
  600,000.01 -   650,000.00                  1      648,000.00      0.12%      6.154          359         80.00         666
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                            Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
Current Gross Rate                       Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
 1.000 - 1.499                             395   93,370,605.00     17.92%      1.000          360         72.07         706
 2.000 - 2.499                              51    8,355,072.00      1.60%      2.000          360         77.64         714
 4.500 - 4.999                              91   22,280,599.78      4.28%      4.773          359         69.70         717
 5.000 - 5.499                             782  185,734,185.43     35.65%      5.280          359         72.83         711
 5.500 - 5.999                             562  127,491,390.16     24.47%      5.702          359         72.31         704
 6.000 - 6.499                             348   78,898,061.97     15.14%      6.173          359         74.48         699
 6.500 - 6.999                              19    4,763,208.14      0.91%      6.593          359         74.24         681
 7.000 - 7.499                               1      142,100.00      0.03%      7.129          359         70.00         620
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                            Weighted
                                                                               Weighted      Average     Weighted
                                                          Current     Pct by    Average       Stated      Average   Weighted
                                           # of         Principal       Curr      Gross    Remaining     Combined    Average
FICO                                     Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
600-624                                     32    7,005,208.10      1.34%      4.496          359         69.49         622
625-649                                    188   43,663,224.48      8.38%      4.940          359         73.76         638
650-674                                    385   91,004,651.73     17.47%      4.775          359         73.70         663
675-699                                    459  107,761,903.64     20.68%      4.679          359         73.45         686
700-724                                    404   94,158,570.34     18.07%      4.570          359         74.11         711
725-749                                    287   66,878,981.12     12.84%      4.455          359         72.45         737
750-774                                    286   65,577,184.34     12.59%      4.867          359         70.57         762
775-799                                    170   37,206,446.45      7.14%      4.674          359         69.95         785
800+                                        38    7,779,052.28      1.49%      4.661          359         68.56         807
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707


                                                                              27

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Combined Original LTV                    Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
  0.01- 49.99                              138   26,471,449.17      5.08%      4.397          359         40.50         721
 50.00- 54.99                               62   14,557,454.17      2.79%      4.525          359         52.27         720
 55.00- 59.99                              106   23,956,368.80      4.60%      4.618          359         57.68         721
 60.00- 64.99                              117   26,549,063.51      5.10%      4.652          359         62.17         715
 65.00- 69.99                              181   42,348,230.91      8.13%      4.594          359         67.76         709
 70.00- 74.99                              293   70,602,521.37     13.55%      4.826          359         72.35         699
 75.00- 79.99                              507  119,669,144.58     22.97%      4.771          359         76.74         697
 80.00                                     775  181,955,843.03     34.92%      4.675          359         80.00         710
 80.01- 84.99                               12    2,690,500.00      0.52%      4.806          359         84.01         683
 85.00- 89.99                               18    4,073,386.15      0.78%      5.042          359         86.19         715
 90.00- 94.99                               25    4,934,477.50      0.95%      4.414          359         91.11         699
 95.00- 99.99                               15    3,226,783.29      0.62%      4.627          359         95.00         691
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Original Term (months)                   Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
360                                      2,249  521,035,222.48    100.00%      4.690          359         72.77         707
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Stated Remaining Term (months)           Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
301-354                                      1      191,897.22      0.04%      6.254          354         80.00         646
355-357                                     26    5,864,330.58      1.13%      5.530          356         73.36         699
358-360                                  2,222  514,978,994.68     98.84%      4.679          359         72.76         707
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Debt Ratio                               Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
 0.01 -20.00                                83   16,183,806.99      3.11%      4.813          359         71.43         720
20.01 -25.00                               163   33,568,061.39      6.44%      4.469          359         72.75         708
25.01 -30.00                               313   70,935,823.31     13.61%      4.530          359         73.96         706
30.01 -35.00                               558  127,812,960.98     24.53%      4.766          359         74.24         705
35.01 -40.00                               622  148,807,957.63     28.56%      4.665          359         75.69         699
40.01 -45.00                                32    8,355,860.51      1.60%      5.504          359         72.72         703
45.01 -50.00                                11    3,564,437.99      0.68%      5.580          359         75.26         722
None                                       467  111,806,313.68     21.46%      4.696          359         66.58         717
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707


                                                                              28

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
FRM/ARM                                  Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
ARM                                      2,249  521,035,222.48    100.00%      4.690          359         72.77         707
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Product                                  Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
1 YR MTA Neg Am                          2,249  521,035,222.48    100.00%      4.690          359         72.77         707
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Silent 2nd                               Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
No Silent Second                         1,868  432,818,271.98     83.07%      4.699          359         71.79         706
Silent Second                              381   88,216,950.50     16.93%      4.645          359         77.58         712
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
Prepayment Penalty Original Term          # of       Principal       Curr      Gross    Remaining      Combined     Average
(months)                                 Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Prepay Penalty:  0 months                  271   67,031,292.96     12.87%      4.632          359         72.81         712
Prepay Penalty: 12 months                   96   24,815,345.92      4.76%      4.497          359         73.01         715
Prepay Penalty: 24 months                   45   10,870,926.17      2.09%      4.329          359         74.71         706
Prepay Penalty: 36 months                1,837  418,317,657.43     80.29%      4.720          359         72.70         705
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Lien                                     Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
First Lien                               2,249  521,035,222.48    100.00%      4.690          359         72.77         707
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707


                                                                              29

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Documentation Type                       Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Stated Documentation                     1,229  291,937,804.57     56.03%      4.630          359         73.79         700
No Income / No Asset                       467  111,806,313.68     21.46%      4.696          359         66.58         717
Full/Alternate                             487  103,407,718.91     19.85%      4.837          359         76.94         709
Fast Forward                                66   13,883,385.32      2.66%      4.800          359         70.25         754
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Loan Purpose                             Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Cash Out Refinance                       1,439  339,639,131.47     65.19%      4.672          359         70.75         703
Purchase                                   472  114,069,681.86     21.89%      4.697          359         78.37         719
Rate/Term Refinance                        338   67,326,409.15     12.92%      4.765          359         73.47         703
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Property Type                            Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Single Family                            1,381  314,867,587.13     60.43%      4.668          359         72.09         705
PUD                                        375   89,551,462.98     17.19%      4.597          359         74.34         708
Condominium                                302   62,861,642.81     12.06%      4.661          359         75.61         715
Two-Four Family                            161   47,507,530.65      9.12%      5.046          359         70.75         705
Townhouse                                   30    6,246,998.91      1.20%      4.700          359         71.38         708
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Occupancy Status                         Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Primary                                  2,034  478,281,367.08     91.79%      4.672          359         72.81         705
Investor                                   150   28,342,785.12      5.44%      5.089          359         71.31         725
Second Home                                 65   14,411,070.28      2.77%      4.496          359         74.26         738
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707


                                                                              30

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
State                                    Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Alabama                                      4      449,760.00      0.09%      3.245          360         83.69         739
Alaska                                       2      364,000.00      0.07%      5.385          359         80.00         735
Arizona                                     70   13,346,743.93      2.56%      4.808          359         73.95         714
Arkansas                                     2      273,400.00      0.05%      5.258          359         89.63         727
California                                 691  185,367,470.92     35.58%      4.893          359         70.39         707
Colorado                                    46    9,528,149.84      1.83%      4.721          359         76.57         708
Connecticut                                 22    4,920,496.58      0.94%      4.360          359         75.05         719
Delaware                                    10    2,223,900.00      0.43%      5.732          359         73.40         704
District of Columbia                         1      275,200.00      0.05%      6.004          359         80.00         702
Florida                                    325   64,431,837.92     12.37%      4.429          359         74.07         705
Georgia                                     28    4,753,757.27      0.91%      4.474          359         80.91         700
Hawaii                                      12    4,667,546.55      0.90%      4.949          359         71.45         702
Idaho                                        3      638,800.00      0.12%      5.025          359         72.68         694
Illinois                                    51   10,637,278.54      2.04%      4.594          359         76.15         701
Indiana                                      6    1,138,650.00      0.22%      5.916          359         77.39         712
Kansas                                      11    1,612,497.96      0.31%      4.845          359         79.60         716
Kentucky                                     7      998,979.99      0.19%      4.668          359         66.81         706
Louisiana                                    2      412,567.71      0.08%      4.756          358         79.73         697
Maine                                        6    1,815,000.00      0.35%      3.739          359         66.48         701
Maryland                                    65   14,986,682.61      2.88%      4.182          359         73.37         705
Massachusetts                               63   15,294,114.81      2.94%      4.564          359         72.71         708
Michigan                                    38    6,236,834.70      1.20%      4.740          359         75.07         710
Minnesota                                   46    9,364,584.04      1.80%      5.050          359         76.65         719
Mississippi                                  1      163,000.00      0.03%      5.854          359         42.24         676
Missouri                                    17    2,580,720.00      0.50%      4.392          359         77.27         738
Nebraska                                     5    1,035,900.00      0.20%      3.869          359         78.69         687
Nevada                                      66   15,193,367.73      2.92%      4.411          359         73.29         706
New Hampshire                                6    1,416,032.74      0.27%      4.877          359         77.66         734
New Jersey                                 187   44,952,987.90      8.63%      4.444          359         73.58         698
New Mexico                                   5    1,021,500.00      0.20%      5.407          359         77.74         742
New York                                   120   34,183,610.56      6.56%      4.659          359         69.86         707
North Carolina                               7    1,245,510.00      0.24%      4.606          359         78.44         682
North Dakota                                 1      127,899.98      0.02%      5.954          358         80.00         675
Ohio                                        17    2,579,065.05      0.49%      4.946          359         78.31         721
Oklahoma                                     2      151,042.67      0.03%      3.331          359         80.00         719
Oregon                                      15    3,268,899.00      0.63%      5.087          359         77.99         696
Pennsylvania                                32    5,788,958.81      1.11%      4.570          359         73.35         708
Rhode Island                                26    5,363,732.00      1.03%      4.334          359         73.11         693
South Carolina                              11    1,737,494.41      0.33%      3.710          359         75.51         731
Tennessee                                    7    1,017,351.29      0.20%      4.611          359         73.17         732
Texas                                       23    3,550,742.76      0.68%      5.014          359         78.13         723
Utah                                        27    4,593,225.00      0.88%      4.255          359         78.91         716
Vermont                                      1      240,000.00      0.05%      5.454          359         61.54         767
Virginia                                    99   24,332,727.05      4.67%      4.808          359         74.75         703
Washington                                  52   10,819,141.60      2.08%      4.626          359         75.46         720
West Virginia                                1      349,308.00      0.07%      5.654          359         80.00         675
Wisconsin                                    9    1,525,800.00      0.29%      4.909          359         76.90         707
Wyoming                                      1       58,952.56      0.01%      5.479          359         65.72         756
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707


                                                                              31

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Gross Margin                             Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
 2.000 - 2.499                             101   25,066,499.78      4.81%      4.354          359         69.93         716
 2.500 - 2.999                             958  227,497,451.43     43.66%      4.505          359         72.57         712
 3.000 - 3.499                             796  178,963,391.16     34.35%      4.379          359         72.56         704
 3.500 - 3.999                             373   84,400,171.97     16.20%      5.841          359         74.50         698
 4.000 - 4.499                              20    4,965,608.14      0.95%      6.405          359         74.47         685
 4.500 - 4.999                               1      142,100.00      0.03%      7.129          359         70.00         620
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Minimum Interest Rate                    Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
 2.000 - 2.499                             101   25,066,499.78      4.81%      4.354          359         69.93         716
 2.500 - 2.999                             958  227,497,451.43     43.66%      4.505          359         72.57         712
 3.000 - 3.499                             796  178,963,391.16     34.35%      4.379          359         72.56         704
 3.500 - 3.999                             373   84,400,171.97     16.20%      5.841          359         74.50         698
 4.000 - 4.499                              20    4,965,608.14      0.95%      6.405          359         74.47         685
 4.500 - 4.999                               1      142,100.00      0.03%      7.129          359         70.00         620
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Maximum Interest Rate                    Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
 9.500 - 9.999                           2,248  520,805,770.58     99.96%      4.689          359         72.77         707
10.500 -10.999                               1      229,451.90      0.04%      5.954          358         70.77         663
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707

                                                                                         Weighted
                                                                            Weighted      Average      Weighted
                                                       Current     Pct by    Average       Stated       Average    Weighted
                                          # of       Principal       Curr      Gross    Remaining      Combined     Average
Neg Amort Limit                          Loans         Balance   Prin Bal     Coupon         Term      Orig LTV        FICO
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
110.000                                  2,249  521,035,222.48    100.00%      4.690          359         72.77         707
--------------------------------------- ------- --------------- ---------- ---------- ------------ ------------- -----------
Total                                    2,249  521,035,222.48    100.00%      4.690          359         72.77         707


                                                                              32

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                               Group II Mortgage Loan Statistics
                                                     As of the Cut-off Date
                                                                                       Minimum             Maximum
                                                                                       -------             -------
Scheduled Principal Balance                                 $530,994,466               $196,720          $2,000,000
Average Scheduled Principal Balance                             $509,592
Number of Mortgage Loans                                           1,042

Weighted Average Gross Coupon                                     4.844%                 1.000%              6.804%
Weighted Average FICO Score                                          709                    620                 813
Weighted Average Combined Original LTV                            73.39%                 28.72%              90.00%

Weighted Average Original Term                                360 months             360 months          360 months
Weighted Average Stated Remaining Term                        359 months             351 months          360 months
Weighted Average Seasoning                                    1   months             0   months          9   months

Weighted Average Gross Margin                                     2.921%                 1.950%              4.300%
Weighted Average Minimum Interest Rate                            2.921%                 1.950%              4.300%
Weighted Average Maximum Interest Rate                            9.949%                 8.950%              9.950%


Weighted Average Months to Roll                               1   months             1   months          1   months

Weighted Average Neg Am Limit                                       110%                   110%                110%
Weighted Average Payment Cap                                      7.500%                 7.500%              7.500%
Weighted Average Recast                                        60 months              60 months           60 months

Maturity Date                                                                       Sep  1 2034         Jun  1 2035
Maximum Zip Code Concentration                                     0.72%                  92656

ARM                                                              100.00%  Cash Out Refinance                 55.90%
                                                                          Purchase                           29.51%
1 YR MTA Neg Am                                                  100.00%  Rate/Term Refinance                14.60%

Not Interest Only                                                100.00%  Single Family                      68.07%
                                                                          PUD                                21.25%
Prepay Penalty: 36 months                                         64.46%  Condominium                         8.44%
Prepay Penalty:  0 months                                         21.03%  Two-Four Family                     1.42%
Prepay Penalty: 12 months                                         11.18%  Townhouse                           0.82%
Prepay Penalty: 24 months                                          3.33%
                                                                          Primary                            97.32%
First Lien                                                       100.00%  Investor                            1.70%
                                                                          Second Home                         0.98%
Stated Documentation                                              65.87%
No Income / No Asset                                              17.44%  Top 5 States:
Full/Alternate                                                    14.88%  California                         64.25%
Fast Forward                                                       1.82%  Florida                             5.76%
                                                                          New Jersey                          4.24%
                                                                          Virginia                            4.21%
                                                                          New York                            3.85%


                                                                              33

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Current Principal Balance                   Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
  150,000.01 -   200,000.00                     1      196,720.00     0.04%        6.329          359       80.00          0
  200,000.01 -   250,000.00                     1      210,000.00     0.04%        6.229          359       70.00          0
  350,000.01 -   400,000.00                   266  101,373,006.90    19.09%        4.877          359       74.88        707
  400,000.01 -   450,000.00                   209   89,190,311.60    16.80%        4.625          359       74.79        704
  450,000.01 -   500,000.00                   182   87,114,297.51    16.41%        4.887          359       75.90        708
  500,000.01 -   550,000.00                   105   55,090,502.15    10.37%        4.821          359       74.44        704
  550,000.01 -   600,000.00                    91   52,280,892.80     9.85%        4.949          359       75.35        706
  600,000.01 -   650,000.00                    83   52,617,886.18     9.91%        5.044          359       73.90        702
  650,000.01 -   700,000.00                    20   13,641,459.78     2.57%        4.433          359       69.09        709
  700,000.01 -   750,000.00                    20   14,625,721.88     2.75%        4.793          359       71.44        728
  750,000.01 -   800,000.00                    13   10,107,374.84     1.90%        5.297          359       64.82        736
  800,000.01 -   850,000.00                    10    8,287,514.29     1.56%        5.267          359       65.84        712
  850,000.01 -   900,000.00                     2    1,757,000.00     0.33%        3.465          360       68.82        695
  900,000.01 -   950,000.00                     9    8,334,310.56     1.57%        5.387          359       71.14        729
  950,000.01 - 1,000,000.00                    10    9,860,664.99     1.86%        4.427          359       62.97        742
1,000,000.01+                                  20   26,306,802.28     4.95%        4.749          359       61.34        729
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Current Gross Rate                          Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
 1.000 - 1.499                                138   67,386,694.00    12.69%        1.000          360       73.06        700
 2.000 - 2.499                                  4    1,804,800.00     0.34%        2.000          360       74.51        689
 4.000 - 4.499                                  1      838,174.29     0.16%        4.454          357       70.00        728
 4.500 - 4.999                                 93   56,006,971.29    10.55%        4.786          359       69.51        722
 5.000 - 5.499                                469  240,719,899.03    45.33%        5.257          359       72.87        715
 5.500 - 5.999                                218  107,480,776.01    20.24%        5.678          359       75.26        704
 6.000 - 6.499                                111   52,052,449.30     9.80%        6.197          359       76.20        693
 6.500 - 6.999                                  8    4,704,701.84     0.89%        6.635          359       77.20        693
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709


                                                                              34

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
FICO                                        Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
600-624                                        16    7,988,977.51     1.50%        4.637          359       71.97        622
625-649                                        92   44,935,312.97     8.46%        4.816          359       72.86        639
650-674                                       177   87,763,589.21    16.53%        4.686          359       74.83        664
675-699                                       203  101,046,573.70    19.03%        4.846          359       74.70        687
700-724                                       178   89,585,317.52    16.87%        4.825          359       73.40        711
725-749                                       156   83,227,354.85    15.67%        5.028          359       73.14        737
750-774                                       119   64,297,632.00    12.11%        5.022          359       71.17        763
775-799                                        90   46,890,927.37     8.83%        4.585          359       72.58        786
800+                                            9    4,852,060.63     0.91%        5.518          359       68.40        805
None                                            2      406,720.00     0.08%        6.277          359       74.84          0
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Combined Original LTV                       Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
  0.01- 49.99                                  27   18,152,400.96     3.42%        4.181          359       41.12        715
 50.00- 54.99                                  17    9,191,268.39     1.73%        4.501          359       52.51        734
 55.00- 59.99                                  29   16,550,696.35     3.12%        4.804          359       57.13        713
 60.00- 64.99                                  61   36,418,049.27     6.86%        4.934          359       62.58        721
 65.00- 69.99                                  85   47,176,241.92     8.88%        4.948          359       67.69        721
 70.00- 74.99                                 139   74,516,897.91    14.03%        4.974          359       72.36        706
 75.00- 79.99                                 262  131,056,950.02    24.68%        4.674          359       76.87        701
 80.00                                        413  193,973,263.61    36.53%        4.949          359       80.00        709
 80.01- 84.99                                   3    1,346,532.33     0.25%        5.433          359       82.97        673
 85.00- 89.99                                   5    2,148,665.00     0.40%        5.090          359       85.45        698
 90.00- 94.99                                   1      463,500.00     0.09%        2.000          360       90.00        649
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Original Term (months)                      Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
360                                         1,042  530,994,465.76   100.00%        4.844          359       73.39        709
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709


                                                                              35

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Stated Remaining Term (months)              Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
301-354                                         4    1,820,053.92     0.34%        5.726          353       77.59        673
355-357                                        15    7,797,396.32     1.47%        5.286          357       71.60        717
358-360                                     1,023  521,377,015.52    98.19%        4.835          359       73.40        709
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Debt Ratio                                  Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
 0.01 -20.00                                   28   17,107,496.42     3.22%        4.432          359       70.47        733
20.01 -25.00                                   48   24,886,788.88     4.69%        4.884          359       70.23        718
25.01 -30.00                                   96   49,026,068.97     9.23%        5.005          359       73.98        710
30.01 -35.00                                  293  151,398,531.85    28.51%        4.812          359       73.90        710
35.01 -40.00                                  339  171,414,227.61    32.28%        4.837          359       75.62        700
40.01 -45.00                                   39   20,858,494.27     3.93%        4.634          359       73.68        701
45.01 -50.00                                    7    2,858,750.00     0.54%        4.927          359       79.30        713
50.01 -55.00                                    2      855,000.00     0.16%        5.189          359       74.78        694
None                                          190   92,589,107.76    17.44%        4.932          359       69.24        720
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
FRM/ARM                                     Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
ARM                                         1,042  530,994,465.76   100.00%        4.844          359       73.39        709
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Product                                     Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
1 YR MTA Neg Am                             1,042  530,994,465.76   100.00%        4.844          359       73.39        709
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Silent 2nd                                  Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
No Silent Second                              816  419,636,304.50    79.03%        4.856          359       73.11        709
Silent Second                                 226  111,358,161.26    20.97%        4.801          359       74.43        710
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709


                                                                              36

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Prepayment Penalty Original Term (months)   Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Prepay Penalty:  0 months                     201  111,665,187.34    21.03%        4.632          359       71.25        718
Prepay Penalty: 12 months                     114   59,373,011.03    11.18%        4.932          359       73.28        711
Prepay Penalty: 24 months                      36   17,693,598.00     3.33%        5.093          359       74.34        702
Prepay Penalty: 36 months                     691  342,262,669.39    64.46%        4.885          359       74.06        706
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Lien                                        Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
First Lien                                  1,042  530,994,465.76   100.00%        4.844          359       73.39        709
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Documentation Type                          Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Stated Documentation                          684  349,754,517.56    65.87%        4.810          359       74.22        704
No Income / No Asset                          190   92,589,107.76    17.44%        4.932          359       69.24        720
Full/Alternate                                148   78,993,717.67    14.88%        4.890          359       75.14        713
Fast Forward                                   20    9,657,122.77     1.82%        4.871          359       68.67        749
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Loan Purpose                                Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Cash Out Refinance                            598  296,808,001.36    55.90%        4.878          359       71.69        705
Purchase                                      307  156,682,726.09    29.51%        4.751          359       77.84        719
Rate/Term Refinance                           137   77,503,738.31    14.60%        4.906          359       70.88        706
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Property Type                               Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Single Family                                 706  361,437,638.32    68.07%        4.859          359       72.85        708
PUD                                           221  112,829,414.60    21.25%        4.860          359       74.70        710
Condominium                                    93   44,840,421.25     8.44%        4.842          359       74.76        714
Two-Four Family                                12    7,518,271.59     1.42%        3.882          359       71.36        716
Townhouse                                      10    4,368,720.00     0.82%        4.901          359       73.90        704
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709


                                                                              37

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Occupancy Status                            Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Primary                                     1,012  516,738,729.31    97.32%        4.836          359       73.52        709
Investor                                       19    9,036,806.06     1.70%        5.255          359       69.70        725
Second Home                                    11    5,218,930.39     0.98%        4.920          358       67.21        710
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
State                                       Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Arizona                                        11    4,890,983.33     0.92%        4.746          359       77.19        696
California                                    672  341,154,791.47    64.25%        4.947          359       73.42        711
Colorado                                       15    7,838,215.99     1.48%        5.047          359       74.25        712
Connecticut                                    11    6,465,700.00     1.22%        5.208          359       68.26        702
Delaware                                        1      424,000.00     0.08%        5.354          359       80.00        703
District of Columbia                            6    2,528,750.00     0.48%        4.442          359       75.19        682
Florida                                        61   30,570,525.86     5.76%        4.643          359       75.47        710
Georgia                                         6    3,530,913.32     0.66%        2.599          359       73.86        722
Hawaii                                          6    4,958,000.00     0.93%        4.566          359       60.55        678
Idaho                                           1      468,750.00     0.09%        5.654          359       75.00        640
Illinois                                       10    4,963,350.00     0.93%        4.115          359       75.53        686
Maine                                           1      372,000.00     0.07%        5.104          359       80.00        712
Maryland                                       22   11,167,556.25     2.10%        4.502          359       73.21        696
Massachusetts                                  16    8,936,908.33     1.68%        3.901          359       69.26        694
Michigan                                        7    3,218,355.25     0.61%        5.632          359       77.77        693
Minnesota                                       8    5,079,425.75     0.96%        5.509          359       63.66        696
Missouri                                        1      524,800.00     0.10%        5.804          359       80.00        725
Montana                                         1      540,000.00     0.10%        5.154          359       80.00        743
Nevada                                         20    9,417,360.95     1.77%        4.653          359       74.70        696
New Hampshire                                   2    1,215,000.00     0.23%        3.164          360       75.08        710
New Jersey                                     45   22,534,717.87     4.24%        4.528          359       72.38        702
New York                                       40   20,451,884.68     3.85%        4.464          359       73.02        716
Ohio                                            3    1,915,999.00     0.36%        3.185          360       59.12        741
Oregon                                          5    2,692,748.23     0.51%        5.589          359       72.74        737
Pennsylvania                                    7    3,544,000.00     0.67%        4.918          359       65.86        709
Rhode Island                                    1      380,000.00     0.07%        5.904          359       74.51        790
Texas                                           4    3,085,917.76     0.58%        5.202          359       75.71        763
Virginia                                       48   22,333,050.75     4.21%        4.889          359       76.85        700
Washington                                      9    5,016,628.64     0.94%        5.553          359       77.39        715
Wisconsin                                       2      774,132.33     0.15%        5.285          359       81.76        711
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709


                                                                              38

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Gross Margin                                Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
 1.500 - 1.999                                  1      838,174.29     0.16%        4.454          357       70.00        728
 2.000 - 2.499                                 98   58,204,971.29    10.96%        4.643          359       69.05        722
 2.500 - 2.999                                539  274,835,013.03    51.76%        4.731          359       72.87        714
 3.000 - 3.499                                280  138,085,156.01    26.01%        4.650          359       75.00        701
 3.500 - 3.999                                115   53,936,449.30    10.16%        6.015          359       76.34        692
 4.000 - 4.499                                  9    5,094,701.84     0.96%        6.204          359       76.87        690
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Minimum Interest Rate                       Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
 1.500 - 1.999                                  1      838,174.29     0.16%        4.454          357       70.00        728
 2.000 - 2.499                                 98   58,204,971.29    10.96%        4.643          359       69.05        722
 2.500 - 2.999                                539  274,835,013.03    51.76%        4.731          359       72.87        714
 3.000 - 3.499                                280  138,085,156.01    26.01%        4.650          359       75.00        701
 3.500 - 3.999                                115   53,936,449.30    10.16%        6.015          359       76.34        692
 4.000 - 4.499                                  9    5,094,701.84     0.96%        6.204          359       76.87        690
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Maximum Interest Rate                       Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
 8.500 - 8.999                                  1      404,532.33     0.08%        5.404          359       83.51        642
 9.500 - 9.999                              1,041  530,589,933.43    99.92%        4.844          359       73.38        709
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709

                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                          Current    Pct by      Average       Stated     Average   Weighted
                                             # of       Principal      Curr        Gross    Remaining    Combined    Average
Neg Amort Limit                             Loans         Balance  Prin Bal       Coupon         Term    Orig LTV       FICO
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
110.000                                     1,042  530,994,465.76   100.00%        4.844          359       73.39        709
------------------------------------------ ------- --------------- --------- ------------ ------------ ----------- ----------
Total                                       1,042  530,994,465.76   100.00%        4.844          359       73.39        709


                                                                              39

                          [LOGO] RBS Greenwich Capital
________________________________________________________________________________